SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2014, Citizens Inc. ("the Company") held its annual meeting of shareholders. At the meeting, our Class A shareholders elected all of our Class A director nominees as presented in our proxy statement and our sole Class B shareholder, the Harold E. Riley Trust, through its Trustee, Harold E. Riley, elected all of the Class B director nominees. There were no other persons nominated to serve on our Board. Our shareholders also approved the compensation of our Named Executive Officers. Further, our shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2014. The number of votes cast for, against or withheld, as well as the number of abstentions, non-votes and uncast ballots as to each matter voted upon can be found in the 2014 Annual Meeting Final Certified Vote Tabulation attached hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	2014 Annual Meeting Final Certified Vote Tabulation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President
Date: June 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	2014 Annual Meeting Final Certified Vote Tabulation

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